UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 22, 2007

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


       Massachusetts              001-07172                    13-2755856
       ------------------------------------------------------------------
       (State or other       (Commission file No.)          (IRS Employer
        jurisdiction of                                         I.D. No.)
        incorporation)

       60 Cutter Mill Road, Suite 303, Great Neck, New York        11021
       ----------------------------------------------------        -----
               (Address of principal executive offices)          (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 22, 2007, Patrick J. Callan, Sr., a trustee of BRT Realty Trust, advised the Chairman of the Board of his resignation as a trustee of BRT Realty Trust effective March 12, 2007, the date of the annual meeting of shareholders. Mr. Callan advised the Board of Trustees that he is resigning for personal reasons as he intends to reduce his business activities.

The information contained in the registrant's press release dated January 24, 2007 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Shell Company Transactions.

                  Not applicable.

         (d) Exhibits.

99.1           Press release dated January 24, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRT REALTY TRUST



Date:     January 24, 2007      By:  /s/ Simeon Brinberg
                                ------------------------------
                                Simeon Brinberg
                                Senior Vice President

                                                             Exhibit 99.1

                                BRT REALTY TRUST
                          60 CUTTERMILL ROAD, SUITE 303
                              GREAT NECK, NY 11001
                           Telephone No.: 516-466-3100
                           Facsimile No.: 516-466-3132
                                www.brtrealty.com


             BRT REALTY TRUST ANNOUNCES THAT PATRICK J. CALLAN, SR. WILL NOT STAND FOR RE-ELECTION TO ITS BOARD OF TRUSTEES

Great Neck, New York - January 24, 2007 - BRT Realty Trust (NYSE: BRT) today announced that Patrick J. Callan, Sr., a trustee of BRT Realty Trust, has resigned as a trustee effective as of March 12, 2007, the date of BRT's annual meeting of shareholders. Mr. Callan has served on the Board of Trustees since 1984 and has served as a member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Fredric H. Gould, Chairman of the Board, stated, "I, along with the trustees, officers and employees of BRT Realty Trust, are deeply appreciative of the many contributions made by Patrick J. Callan, Sr. during his long tenure on our Board of Trustees. His valuable advice and counsel will be greatly missed."

In his resignation letter, Mr. Callan stated, "It has been my distinct pleasure to have been part of the growth and development of BRT for these 23 years and I hope that I have made a meaningful contribution. I have thoroughly enjoyed my association with the company, the other members of the Board and management."

BRT Realty Trust is a mortgage REIT which primarily originates short term first and second mortgage loans. BRT's financial resources, flexibility and expertise enable rapid turnaround on requests for loans secured by income-producing retail, office, industrial and multifamily properties nationwide. Please visit BRT on the internet at www.brtrealty.com.

Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

CONTACT: Mark H. Lundy, Senior Vice President
         516.773.2703